Exhibit 99.1

Tempus Reports Third Quarter 2026 Results

CHICAGO, November 2, 2026 — Tempus AI, Inc. (NASDAQ: TEM), a technology company leading the adoption of AI to advance precision medicine, today reported financial results for the quarter ended September 30, 2026.

“Q3 was another record quarter, as we delivered $411.5 million of revenue, led by accelerating unit growth of 32% in our oncology business and increasing momentum of 33% revenue growth in Data & Applications,” said Eric Lefkofsky, founder and CEO of Tempus. “These results reinforce the durability of our model as our best-in-class diagnostic platform enhances our data and AI offerings, distinguishes our business from our many competitors, and helps drive our performance quarter after quarter.”

Third Quarter 2026 Highlights

For the three-month period ended September 30, 2026, as compared to the same period in 2025:

• Total revenue of $411.5 million, an increase of 23%

• Oncology volume growth accelerated to 32%

• Minimal Residual Disease (MRD) volume of ~12,000 tests, up 300%

• Data & Apps revenue increased 33%, with Insights increasing 29%

• Increasing full year 2026 revenue guidance to $1.60 to $1.605 billion and expect full year Adjusted EBITDA of ~$65 million

• Announced multi-year strategic collaboration with Merck and Moderna to support commercialization of their individualized neoantigen therapy (INT) class of drugs

• In October, announced a strategic collaboration with BMS bringing Tempus’ total data licensing bookings to >$550 million year to date

Third Quarter 2026 Summary Results

For the three-month period ended September 30, 2026, as compared to the same period in 2025:

• Total revenue increased 23% to $411.5 million.

• Diagnostics generated $303.5 million of revenue, representing 20% growth, driven by Oncology volume growth of 32%, offset by Hereditary revenue growth of 3%.

• Data and Applications generated $108.1 million of revenue, representing 33% growth, with Insights growing 29%.

• Gross profit increased 27% to $266.7 million, led by growth in Data and Applications.

• Net loss was $(14.9) million, which included $50.8 million of stock-based compensation expense and related employer payroll taxes and $42.8 million in unrealized gains on marketable securities, compared to a net loss of $(80.0) million in Q3 of 2025.

• Adjusted EBITDA was $25.6 million, compared to $1.5 million in Q3 of 2025.

• Ended the quarter with cash and marketable securities of $854.4 million.

Detailed Operational Highlights

• Announced a strategic collaboration with BMS in October through which Tempus is directly licensing to BMS oncology data and models for up to $137.5 million over a five-year term. In addition, BMS and Pathos are licensing data for patients with Alzheimer's or dementia for $55 million over a five-year term, extending Tempus’ data and modeling platform beyond oncology.

• Announced a multi-year strategic collaboration with Merck and Moderna to support the potential commercialization of intismeran autogene, a novel, potential first-in-class individualized neoantigen therapy (INT) being evaluated in combination with KEYTRUDA (pembrolizumab), Merck’s anti-PD-1 therapy, in patients with completed resected stage IIB-IV melanoma and other cancer types.

• Cleared regulatory review of pending acquisition of Personalis (Nasdaq: PSNL). Personalis' shareholder meeting to approve the acquisition is planned for November 30, 2026.

• Received two 510(k) clearances from the U.S. Food and Drug Administration (FDA) for Tempus ECG-PH and ECG-MR, expanding our non-invasive AI cardiology footprint.

• Announced an initiative to build a research platform containing 100,000 whole genomes linked to longitudinal clinical information over the next several years.

Third Quarter Financial Results

	Three Months Ended September 30,
	2026	2025	Change
	(in thousands, except percentages and per share amounts)
	(unaudited)
Revenue	$411,537	$334,206	23%
Gross profit	$266,701	$209,942	27%
Loss from operations	$(56,864)	$(60,996)	7%
Non-GAAP income (loss) from operations	$14,422	$(8,662)	267%
Net loss	$(14,851)	$(79,982)	81%
Non-GAAP net income (loss)	$13,359	$(19,590)	168%
Adjusted EBITDA	$25,572	$1,476	1,633%
Net loss per share, basic and diluted	$(0.08)	$(0.46)	83%
Non-GAAP net income (loss) per share, basic and diluted	$0.07	$(0.11)	164%

Financial Outlook and Guidance

Tempus is increasing its full year 2026 revenue guidance to $1.60 to $1.605 billion, which represents ~25% annual growth. We continue to expect 2026 Adjusted EBITDA to be ~$65 million.

For additional information on the quarter, including a letter from our CEO and CFO, please visit our investor relations site at investors.tempus.com.

Webcast and Conference Call Information

A conference call and webcast will begin today, November 2, 2026 at 8:45 a.m. Eastern Time. Interested parties may access details at:

Conference ID: 579 261 752

United States (Toll-Free): (833) 461-5787

International (Toll): +1 (585) 542-9983

Live webcast can be accessed here

The webcast may be accessed on the company’s investor relations website at investors.tempus.com. For those unable to listen to the live webcast, a recording will be made available on the company’s website after the event and will be accessible for one year. Visit the investor relations website to find the company’s latest deck, and commentary on the quarter by Eric Lefkofsky, Founder and CEO, and Jim Rogers, CFO, which will be discussed on the conference call and webcast.

About Tempus

Tempus is a technology company making precision medicine a reality through the practical application of artificial intelligence in healthcare. With one of the world’s largest libraries of de-identified multimodal data and an intelligent operating system that makes that data accessible and actionable, Tempus connects AI, diagnostics and clinical workflows to deliver more personalized patient care and accelerate the discovery, development and delivery of better medicines. By continuously transforming data into insights, Tempus is building a learning healthcare ecosystem in which every patient can benefit from the treatment and experiences of those who came before.

For more information, visit tempus.com and follow Tempus on LinkedIn, Instagram, and X.

Non-GAAP Financial Measures

In addition to the financial information presented in this release in accordance with accounting principles generally accepted in the United States of America (GAAP), Tempus also presents adjusted non-GAAP financial measures.

Non-GAAP gross profit is defined as GAAP gross profit, excluding stock-based compensation expense and employer payroll tax related to stock-based compensation (collectively, the “stock-based compensation adjustments”). Non-GAAP gross margin is defined as gross profit, excluding the stock-based compensation adjustments, as a percentage of revenue. Non-GAAP operating expenses are calculated as the sum of technology research and development expense, research and development expense, and selling, general and administrative expense, excluding the stock-based compensation adjustments, acquisition-related expenses, amortization of intangibles due to acquisition, and franchise taxes related to IPO. Non-GAAP income (loss) from operations is defined as loss from operations, adjusted to exclude (i) the stock-based compensation adjustments, (ii) acquisition-related expenses, (iii) franchise taxes related to IPO, and (iv) amortization of intangibles due to acquisition. Non-GAAP net income (loss) is defined as net loss, adjusted to exclude (i) changes in fair value of our marketable equity securities and indemnity-related holdback liabilities, (ii) the stock-based compensation adjustments, (iii) acquisition-related expenses, (iv) amortization of intangibles due to acquisition, (v) losses (gains) from equity method investments, (vi) provision for (benefit from) income taxes, (vii) franchise taxes related to IPO, (viii) amortization of deferred other income from our IP License Agreement with SB Tempus, and (ix) loss on debt extinguishment. Non-GAAP net income (loss) per share is defined as non-GAAP net income (loss) divided by weighted average common shares outstanding, basic and diluted.

Adjusted EBITDA is defined as net loss, adjusted to exclude (i) interest income, (ii) interest expense, (iii) depreciation and amortization, (iv) provision for (benefit from) income taxes, (v) losses (gains) from equity method investments, (vi) changes in fair value of our marketable equity securities and indemnity-related holdback liabilities, (vii) the stock-based compensation adjustments, (viii) acquisition-related expenses, (ix) amortization of deferred other income from our IP License Agreement with SB Tempus, (x) franchise taxes related to our IPO, and (xi) loss on debt extinguishment.

Tempus believes these non-GAAP financial measures are useful to investors and others because they allow for additional information with respect to financial measures used by management in its financial and operational decision-making and they may be used by institutional investors and the analyst community to help them analyze the health of Tempus’ business. In particular, Adjusted EBITDA is a key measurement used by Tempus management to make operating decisions, including those related to analyzing operating expenses, evaluating performance, and performing strategic planning and annual budgeting. However, there are a number of limitations related to the use of non-GAAP financial measures, and these non-GAAP measures should be considered in addition to, not as a substitute for or in isolation from, our financial results prepared in accordance with GAAP. Other companies, including companies in our industry, may calculate these non-GAAP financial measures differently or not at all, which reduces their usefulness as comparative measures.

Tempus does not provide guidance for net loss, the most directly comparable GAAP measure to Adjusted EBITDA, and similarly cannot provide a reconciliation between Tempus’ forecasted Adjusted EBITDA and net loss without unreasonable effort due to the unavailability of reliable estimates for certain components of net loss and the respective reconciliations. These forecasted items are not within Tempus’ control, may vary greatly between periods, and could significantly impact future financial results.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended, about Tempus and its industry that involve substantial risks and uncertainties. All statements other than statements of historical facts contained in this press release are forward-looking statements, including, but not limited to, Tempus’ expected financial results for full year 2026; expectations concerning Tempus' collaborations and partnerships; Tempus' competitive position; and the pending acquisition of Personalis. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “going to,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” or the negative of these words or other similar terms or expressions. Tempus cautions you that the foregoing may not include all of the forward-looking statements made in this press release.

You should not rely on forward-looking statements as predictions of future events. Tempus has based the forward-looking statements contained in this press release primarily on its current expectations and projections about future events and trends that it believes may affect Tempus’ business, financial condition, results of operations and prospects. These forward-looking statements are subject to risks and uncertainties related to: the intended use of Tempus’ products and services; Tempus’ financial performance; the ability to attract and retain customers and partners; managing Tempus’ growth and future expenses; competition and new market entrants; compliance with new laws, regulations and executive actions, including any evolving regulations in the artificial intelligence space; the ability to maintain, protect and enhance Tempus’ intellectual property; the ability to attract and retain qualified team members and key personnel; the ability to repay or refinance outstanding debt, or to access additional financing; future acquisitions, divestitures or investments, including Tempus' ability to consummate the acquisition of Personalis on the contemplated terms or at all and Tempus’ ability to realize the expected benefits of the acquisition of Paige AI, Ambry Genetics, Deep 6 AI, Center Health, and, if consummated, Personalis; the potential adverse impact of climate change, natural disasters, health epidemics, macroeconomic conditions, and war or other armed conflict, as well as risks, uncertainties, and other factors described in the section titled “Risk Factors” in Tempus’ Form 10-K for the year ended December 31, 2025, filed with the Securities and Exchange Commission (the "SEC") on February 24, 2026, as well as in other filings Tempus may make with the SEC from time to time. In addition, any forward-looking statements contained in this press release are based on assumptions that Tempus believes to be reasonable as of this date. Tempus undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events, except as required by law.

Investors

Kendra Webster

investorrelations@tempus.com

Media

Kelli Manalli

kelli.manalli@tempus.com

Source: Tempus AI, Inc.

Tempus AI, Inc.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

(Unaudited)

(in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Net revenue
Diagnostics(1)	$303,470	$252,878	$853,901	$688,525
Data and applications(2)	108,067	81,328	288,238	216,053
Total net revenue	$411,537	$334,206	$1,142,139	$904,578
Cost and operating expenses
Cost of revenues, diagnostics	114,042	98,643	323,235	283,182
Cost of revenues, data and applications	30,794	25,621	83,664	61,212
Technology research and development	45,708	38,087	135,558	105,960
Research and development	46,000	44,960	146,874	122,453
Selling, general and administrative	231,857	187,891	670,296	523,230
Total cost and operating expenses	468,401	395,202	1,359,627	1,096,037
Loss from operations	$(56,864)	$(60,996)	$(217,488)	$(191,459)
Interest income	3,985	4,600	11,748	7,506
Interest expense	(6,701)	(15,399)	(31,325)	(54,981)
Loss on debt extinguishment	—	(12,034)	(11,643)	(12,034)
Other income, net(3)	47,132	2,605	122,180	16,879
Loss before (provision for) benefit from income taxes	$(12,448)	$(81,224)	$(126,528)	$(234,089)
(Provision for) benefit from income taxes	(35)	(276)	(282)	45,692
(Losses) gains from equity method investments	(2,368)	1,518	(8,318)	(2,465)
Net loss	$(14,851)	$(79,982)	$(135,128)	$(190,862)
Net loss per share, basic and diluted	$(0.08)	$(0.46)	$(0.75)	$(1.10)
Weighted-average shares outstanding used to compute net loss per share, basic and diluted	181,311	174,945	180,049	172,969
Comprehensive loss, net of tax
Net loss	$(14,851)	$(79,982)	$(135,128)	$(190,862)
Foreign currency translation adjustment	2,107	(2,915)	(736)	5,439
Comprehensive loss	$(12,744)	$(82,897)	$(135,864)	$(185,423)

(1) Includes related party revenue from Pathos AI, Inc. of $0 and $225 for the three months ended September 30, 2026 and 2025, respectively. Includes related party revenue from Pathos AI, Inc. of $190 and $226 for the nine months ended September 30, 2026 and 2025, respectively. Refer to Note 16, Related Parties.

(2) Includes related party revenue from Pathos AI, Inc. of $22,061 and $24,907 for the three months ended September 30, 2026 and 2025, respectively. Includes related party revenue from Pathos AI, Inc. of $65,718 and $41,445 for the nine months ended September 30, 2026 and 2025, respectively. Refer to Note 16, Related Parties. Also includes related party revenue from SB Tempus Corp. of $0 and $6,253 for the three months ended September 30, 2026 and 2025, respectively. Includes related party revenue from SB Tempus Corp. of $6,241 and $18,743 for the nine months ended September 30, 2026 and 2025, respectively. Refer to Note 7, Joint Venture.

(3) Includes related party other income from SB Tempus Corp. of $3,989 for each of the three months ended September 30, 2026 and 2025. Includes related party other income from SB Tempus Corp. of $11,966 for each of the nine months ended September 30, 2026 and 2025. Refer to Note 7, Joint Venture.

Tempus AI, Inc.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

(in thousands, except share and per share amounts)

	September 30, 2026	December 31, 2025
Assets
Current Assets
Cash and cash equivalents	$590,479	$604,787
Accounts receivable(1), net of allowances of $4,378 and $2,755 at September 30, 2026 and December 31, 2025, respectively	380,744	311,170
Inventory	53,773	51,724
Related party asset	17,500	8,785
Prepaid expenses and other current assets	47,507	40,498
Marketable equity securities	46,874	150,211
Total current assets	$1,136,877	$1,167,175
Property and equipment, net	95,186	89,156
Goodwill	488,142	470,211
Intangible assets, net	293,815	349,202
Capitalized software, net	40,561	6,051
Marketable equity securities, less current portion	212,276	—
Investments and other assets	16,241	21,111
Investment in joint venture	77,635	86,557
Investment in related party	17,500	—
Related party asset, less current portion	10,208	16,215
Operating lease right-of-use assets	58,402	64,496
Restricted cash	4,755	4,664
Total Assets	$2,451,598	$2,274,838

Liabilities, Convertible redeemable preferred stock, and Stockholders' equity
Current Liabilities
Accounts payable	70,506	81,994
Related party payable	10,000	—
Accrued expenses	232,976	155,370
Deferred revenue(2)	85,931	92,673
Deferred other income(3)	11,966	15,955
Other current liabilities	12,146	8,680
Operating lease liabilities	11,584	13,355
Accrued data licensing fees	1,296	4,361
Total current liabilities	$436,405	$372,388

(1) Includes related party accounts receivable from Pathos AI, Inc. of $12,092 and $6,428 as of September 30, 2026 and December 31, 2025, respectively. Refer to Note 16, Related Parties. Also includes related party accounts receivable from SB Tempus Corp. of $318 and $173 as of September 30, 2026 and December 31, 2025, respectively. Refer to Note 7, Joint Venture.

(2) Includes related party deferred revenue from Pathos AI, Inc. of $103 and $3,938 as of September 30, 2026 and December 31, 2025, respectively. Refer to Note 16, Related Parties. Also includes related party deferred revenue from SB Tempus Corp. of $0 and $6,235 as of September 30, 2026 and December 31, 2025, respectively. Refer to Note 7, Joint Venture.

(3) Deferred other income balances solely related to SB Tempus Corp. Refer to Note 7, Joint Venture.

Tempus AI, Inc.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

(in thousands, except share and per share amounts)

	September 30, 2026	December 31, 2025
Operating lease liabilities, less current portion	69,483	74,272
Convertible promissory note	175,967	208,672
Other long-term liabilities	51,449	56,600
Revolving credit facility	—	100,000
Interest payable	22,501	12,393
Long-term debt, net	—	202,753
Convertible senior notes, net	1,174,877	728,078
Deferred other income, less current portion(3)	—	7,977
Deferred revenue, less current portion	20,514	20,379
Total Liabilities	$1,951,196	$1,783,512

Commitments and contingencies (Note 8)
Convertible redeemable preferred stock, $0.0001 par value, 20,000,000 shares authorized at September 30, 2026 and December 31, 2025, respectively, no shares outstanding at September 30, 2026 and December 31, 2025	$—	$—
Stockholders' equity
Class A Common Stock, $0.0001 par value, 1,000,000,000 shares authorized at September 30, 2026 and December 31, 2025, respectively; 177,182,062 and 173,235,428 shares outstanding at September 30, 2026 and December 31, 2025, respectively	18	17
Class B Common Stock, $0.0001 par value, 5,500,000 shares authorized at September 30, 2026 and December 31, 2025, respectively; 5,043,789 outstanding at September 30, 2026 and December 31, 2025, respectively	1	1
Treasury Stock, 203,431 and 183,229 shares at September 30, 2026 and December 31, 2025, respectively, at cost	(6,642)	(6,642)
Additional paid-in capital	3,037,849	2,892,910
Accumulated other comprehensive income	166	902
Accumulated deficit	(2,530,990)	(2,395,862)
Total Stockholders' equity	$500,402	$491,326
Total Liabilities, Convertible redeemable preferred stock, and Stockholders' equity	$2,451,598	$2,274,838

(3) Deferred other income balances solely related to SB Tempus Corp. Refer to Note 7, Joint Venture.

Tempus AI, Inc.

Condensed Consolidated Statements of Cash Flows

(Unaudited)

(in thousands)

	Nine Months Ended September 30,
	2026	2025
Operating activities
Net loss	$(135,128)	$(190,862)
Adjustments to reconcile net loss to net cash used in operating activities
Stock-based compensation	154,901	79,408
Gain on marketable equity securities	(108,939)	(4,731)
Loss on disposal of property and equipment	375	—
Deferred income taxes	—	(46,216)
Losses from equity method investments	8,318	2,465
Amortization of original issue discount	5,008	2,615
Amortization of deferred financing fees	260	398
Change in fair value of holdback liability	1,189	291
Loss on debt extinguishment	11,643	12,034
Depreciation and amortization	78,392	75,416
Provision for bad debt expense	2,450	767
Provision for obsolete inventory	111	1,135
Non-cash operating lease costs	10,296	7,866
Minimum accretion expense	97	109
PIK interest added to principal	1,674	8,839
Change in assets and liabilities
Accounts receivable(1)	(71,839)	(63,199)
Inventory	(2,160)	(6,537)
Prepaid expenses and other current assets	(6,997)	(3,991)
Investments and other assets	1,883	(16,700)
Accounts payable	(49,250)	(18,528)
Related party asset	7,292	(25,000)
Deferred revenue(2)	(24,107)	17,398
Deferred other income(3)	(11,966)	(11,966)
Accrued data licensing fees	(3,180)	3,730
Accrued expenses & other	58,493	(5,179)
Interest payable	10,360	10,288
Operating lease liabilities	(10,762)	(11,152)
Net cash used in operating activities	$(71,586)	$(181,302)

(1) Includes increase in related party accounts receivable from Pathos AI, Inc. of $5,664 and $2,352 for the nine months ended September 30, 2026 and 2025, respectively. Refer to Note 16, Related Parties. Includes increase in related party accounts receivable from SB Tempus Corp. of $145 and $108 for the nine months ended September 30, 2026 and 2025, respectively. Refer to Note 7, Joint Venture.

(2) Includes decrease in related party deferred revenue from Pathos AI, Inc. of $3,835 for the nine months ended September 30, 2026. Includes increase in related party deferred revenue from Pathos AI, Inc. of $19,918 for the nine months ended September 30, 2025, respectively. Refer to Note 16, Related Parties. Also includes decrease in related party deferred revenue from SB Tempus Corp. of $6,235 and $18,737 for the nine months ended September 30, 2026 and 2025, respectively. Refer to Note 7, Joint Venture.

(3) Includes decrease in related party deferred other income from SB Tempus Corp. of $11,966 for each of the nine months ended September 30, 2026 and 2025. Refer to Note 7, Joint Venture.

Tempus AI, Inc.

Condensed Consolidated Statements of Cash Flows

(Unaudited)

(in thousands)

	Nine Months Ended September 30,
	2026	2025
Investing activities
Purchases of property and equipment	$(23,665)	$(16,294)
Proceeds from sale of marketable equity securities	—	8,316
Business combinations, net of cash acquired (Note 4)	(2,763)	(375,025)
Capitalized software costs	(12,252)	(4,635)
Net cash used in investing activities	$(38,680)	$(387,638)

Financing activities
Proceeds from convertible senior notes, net of initial purchasers' discount	443,132	726,497
Principal payments on long-term debt	(207,717)	(276,892)
Principal payments on revolving credit facility	(100,000)	—
Prepayment premium on long-term debt	(6,433)	(7,841)
Payment of deferred offering costs	(264)	(501)
Purchases of capped call	(31,234)	(41,775)
Proceeds from revolving credit facility, net of original issue discount	—	98,000
Proceeds from long-term debt, net of original issue discount	—	196,000
Proceeds from issuance of common stock in connection with at-the-market offering, net of commissions	—	195,499
Payment of deferred financing fees	(1,349)	(1,255)
Net cash provided by financing activities	$96,135	$887,732
Effect of foreign exchange rates on cash	$(86)	$(78)

Net (decrease) increase in Cash, Cash Equivalents and Restricted Cash	$(14,217)	$318,714
Cash, cash equivalents and restricted cash, beginning of period	609,451	341,835
Cash, cash equivalents and restricted cash, end of period	$595,234	$660,549

Cash, Cash Equivalents and Restricted Cash are Comprised of:
Cash and cash equivalents	$590,479	$655,918
Restricted cash and cash equivalents	4,755	4,631
Total cash, cash equivalents and restricted cash	$595,234	$660,549

Supplemental disclosure of cash flow information
Cash paid during the year for interest	$15,111	$37,349
Cash paid for income taxes	$246	$573
Preferred stock received on accounts receivable(4)	$17,500	$—

(4) Includes related party preferred stock of Pathos AI, Inc. of $17,500 for the nine months ended September 30, 2026.

Tempus AI, Inc.

Condensed Consolidated Statements of Cash Flows

(Unaudited)

(in thousands)

	Nine Months Ended September 30,
	2026	2025
Supplemental disclosure of noncash investing and financing activities
Purchases of property and equipment, accrued but not paid	$10,226	$3,724
Redemption of convertible promissory note	$32,705	$22,721
Deferred financing fees, accrued but not yet paid	$—	$489
Deferred offering costs, accrued but not yet paid	$71	$320
Reclassification of deferred offering costs to additional paid-in capital upon at-the-market offering	$—	$821
Operating lease liabilities arising from obtaining right-of-use assets	$360	$22,670
Capitalized software costs, accrued but not yet paid	$21,536	$—
Class A Common Stock issued in connection with business combinations	$13,319	$403,154
Class A Common Stock issued in connection with license agreement	$—	$1,443
Class A Common Stock issued in connection with holdback liability	$6,173	$—
Convertible promissory note principal reset due to amendment	$—	$72,488

Tempus AI, Inc.

Reconciliation of GAAP to Non-GAAP Financial Measures

(Unaudited)

(in thousands, except percentages and per share amounts)

Diagnostics Gross Profit & Gross Margin

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Diagnostics revenue	$303,470	$252,878	$853,901	$688,525
Cost of revenues, diagnostics	114,042	98,643	323,235	283,182
Gross profit, diagnostics	$189,428	$154,235	$530,666	$405,343
Stock-based compensation expense	3,037	1,631	8,795	4,086
Employer payroll tax related to stock-based compensation	150	36	608	338
Non-GAAP gross profit, diagnostics	$192,615	$155,902	$540,069	$409,767
Diagnostics gross margin	62.4%	61.0%	62.1%	58.9%
Stock-based compensation expense	1.0%	0.6%	1.0%	0.6%
Employer payroll tax related to stock-based compensation	0.0%	0.0%	0.1%	0.0%
Non-GAAP gross margin, diagnostics	63.5%	61.7%	63.2%	59.5%

Data and applications Gross Profit & Gross Margin

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Data and applications revenue	$108,067	$81,328	$288,238	$216,053
Cost of revenues, data and applications	30,794	25,621	83,664	61,212
Gross profit, data and applications	$77,273	$55,707	$204,574	$154,841
Stock-based compensation expense	1,214	894	3,735	2,198
Employer payroll tax related to stock-based compensation	94	62	331	220
Non-GAAP gross profit, data and applications	$78,581	$56,663	$208,640	$157,259
Gross margin, data and applications	71.5%	68.5%	71.0%	71.7%
Stock-based compensation expense	1.1%	1.1%	1.3%	1.0%
Employer payroll tax related to stock-based compensation	0.1%	0.1%	0.1%	0.1%
Non-GAAP gross margin, data and applications	72.7%	69.7%	72.4%	72.8%

Total Gross Profit & Gross Margin

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Net revenue	$411,537	$334,206	$1,142,139	$904,578
Cost of revenues	144,836	124,264	406,899	344,394
Gross profit	$266,701	$209,942	$735,240	$560,184
Stock-based compensation expense	4,251	2,525	12,530	6,284
Employer payroll tax related to stock-based compensation	245	98	940	558
Non-GAAP gross profit	$271,197	$212,565	$748,710	$567,026
Gross margin	64.8%	62.8%	64.4%	61.9%
Stock-based compensation expense	1.0%	0.8%	1.1%	0.7%
Employer payroll tax related to stock-based compensation	0.1%	0.0%	0.1%	0.1%
Non-GAAP gross margin	65.9%	63.6%	65.6%	62.7%

Operating Expenses

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Technology research and development	$45,708	$38,087	$135,558	$105,960
Stock-based compensation expense	7,954	5,463	26,101	12,067
Employer payroll tax related to stock-based compensation	615	278	1,785	1,034
Non-GAAP technology research and development	$37,139	$32,346	$107,672	$92,859
Research and development	$46,000	$44,960	$146,874	$122,453
Stock-based compensation expense	5,432	3,301	15,284	7,618
Employer payroll tax related to stock-based compensation	274	122	1,005	533
Non-GAAP research and development	$40,294	$41,537	$130,585	$114,302
Selling, general and administrative	$231,857	$187,891	$670,296	$523,230
Stock-based compensation expense	30,437	22,690	100,986	53,439
Employer payroll tax related to stock-based compensation	1,615	541	4,071	6,040
Acquisition related expenses(1)	3,728	552	4,714	6,073
Amortization of intangibles due to acquisition	16,735	16,764	50,207	44,691
Franchise taxes related to IPO	—	—	—	1,647
Non-GAAP selling, general and administrative	$179,342	$147,344	$510,318	$411,340
Operating expenses	$323,565	$270,938	$952,728	$751,643
Stock-based compensation expense	43,823	31,454	142,371	73,124
Employer payroll tax related to stock-based compensation	2,503	941	6,860	7,607
Acquisition related expenses(1)	3,728	552	4,714	6,073
Amortization of intangibles due to acquisition	16,735	16,764	50,207	44,691
Franchise taxes related to IPO	—	—	—	1,647
Non-GAAP operating expenses	$256,776	$221,227	$748,576	$618,501

(1) Acquisition related expenses consist of legal, diligence, accounting, and financing costs incurred for acquisitions during the three and nine months ended September 30, 2026 and 2025.

Loss from Operations

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Loss from operations	$(56,864)	$(60,996)	$(217,488)	$(191,459)
Stock-based compensation expense	48,074	33,979	154,901	79,408
Employer payroll tax related to stock-based compensation	2,749	1,039	7,800	8,165
Acquisition related expenses(1)	3,728	552	4,714	6,073
Franchise taxes related to IPO	—	—	—	1,647
Amortization of intangibles due to acquisition	16,735	16,764	50,207	44,691
Non-GAAP income (loss) from operations	$14,422	$(8,662)	$134	$(51,475)

(1) Acquisition related expenses consist of legal, diligence, accounting, and financing costs incurred for acquisitions during the three and nine months ended September 30, 2026 and 2025.

Earnings per Share

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Net loss	$(14,851)	$(79,982)	$(135,128)	$(190,862)
Fair value changes(1)	(41,490)	1,255	(107,750)	(4,441)
Stock-based compensation expense	48,074	33,979	154,901	79,408
Employer payroll tax related to stock-based compensation	2,749	1,039	7,800	8,165
Acquisition related expenses(2)	3,728	552	4,714	6,073
Amortization of intangibles due to acquisition	16,735	16,764	50,207	44,691
Losses (gains) from equity method investments	2,368	(1,518)	8,318	2,465
Provision for (benefit from) income taxes	35	276	282	(45,692)
Franchise taxes related to IPO	—	—	—	1,647
Amortization of technology license	(3,989)	(3,989)	(11,966)	(11,966)
Loss on debt extinguishment	—	12,034	11,643	12,034
Non-GAAP net income (loss)	$13,359	$(19,590)	$(16,979)	$(98,478)
Non-GAAP net income (loss) per share, basic and diluted	$0.07	$(0.11)	$(0.09)	$(0.57)
Weighted average common shares outstanding, basic and diluted	181,311	174,945	180,049	172,969

(1) Fair value changes include gains and losses related to quarterly fair value adjustments of our marketable equity securities and indemnity-related holdback liabilities.

(2) Acquisition related expenses consist of legal, diligence, accounting, and financing costs incurred for acquisitions during the three and nine months ended September 30, 2026 and 2025.

Adjusted EBITDA

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Net loss	$(14,851)	$(79,982)	$(135,128)	$(190,862)
Interest income	(3,985)	(4,600)	(11,748)	(7,506)
Interest expense	6,701	15,399	31,325	54,981
Depreciation	7,338	8,120	21,888	24,350
Amortization	18,894	18,911	56,504	51,066
Provision for (benefit from) income taxes	35	276	282	(45,692)
EBITDA	$14,132	$(41,876)	$(36,877)	$(113,663)
Losses (gains) from equity method investments	2,368	(1,518)	8,318	2,465
Fair value changes(1)	(41,490)	1,255	(107,750)	(4,441)
Stock-based compensation expense	48,074	33,979	154,901	79,408
Employer payroll tax related to stock-based compensation	2,749	1,039	7,800	8,165
Acquisition related expenses(2)	3,728	552	4,714	6,073
Amortization of technology license	(3,989)	(3,989)	(11,966)	(11,966)
Franchise taxes related to IPO	—	—	—	1,647
Loss on debt extinguishment	—	12,034	11,643	12,034
Adjusted EBITDA	$25,572	$1,476	$30,783	$(20,278)

(1) Fair value changes include gains and losses related to quarterly fair value adjustments of our marketable equity securities and indemnity-related holdback liabilities.

(2) Acquisition related expenses consist of legal, diligence, accounting, and financing costs incurred for acquisitions during the three and nine months ended September 30, 2026 and 2025.